Exhibit 99.1
                                  ------------

      Certificate pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of their knowledge, hereby certify that the report of Mountain National Bancshares, Inc., filed on Form 10-QSB for the period ended June 30, 2002,: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Mountain National Bancshares, Inc.




/s/  Dwight  B.  Grizell                                   August  12,  2002
Dwight  B.  Grizzell,  President  and                      Date
Chief  Executive  Officer




/s/  Rick  Hubbs                                           August  12,  2002
Rick  Hubbs,  Vice  President                              Date
And  Controller